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                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19949 for Hartford Life Insurance
Company Separate Account Two (DC Variable Account - II) on Form N-4.


                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997